                                                                    EXHIBIT 10.4

                            FORM OF CLASS B WARRANT

NEITHER THIS WARRANT NOR THE SECURITIES FOR WHICH THIS WARRANT IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") AND APPLICABLE STATE LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

IN ADDITION, THE WARRANTS REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND CONVERSION SET FORTH IN THE SECURITIES PURCHASE AGREEMENT DATED AS OF SEPTEMBER 22, 1999 AMONG THE COMPANY AND THE PURCHASERS PARTY THERETO, A COPY OF WHICH IS ON FILE IN THE OFFICE OF THE COMPANY.

September 22, 1999

________ shares                                   Warrant No.  __

                          BOSTON LIFE SCIENCES, INC.
                            STOCK PURCHASE WARRANT

Registered Owner: [Insert Registered Owner]

     This certifies that, for value received, Boston Life Sciences, Inc., a Delaware corporation, the ("Company") grants the following rights to the
                            -------
Registered Owner, or assigns, of this Warrant:

     1. Issue. Upon tender (as defined in Section 5 hereof) to the Company, the Company, within three (3) Business Days of the date thereof, shall issue to the Registered Owner, or assigns, up to the number of shares specified in
Section 2 hereof of fully paid and nonassessable shares of Common Stock that the Registered Owner, or assigns, is otherwise entitled to purchase.

     2. Number of Shares. The total number of shares of Common Stock that the Registered Owner, or assigns, of this Warrant is entitled to receive upon exercise of this Warrant (the "Warrant Shares") is _____ shares, subject to
                               --------------
adjustment from time to time as to the number and kind of securities for which this Warrant is exercisable, all as set forth in Section 6 hereof. The Company shall at all times reserve and hold available out of its authorized and unissued shares of Common Stock or other securities, as the case may be, sufficient shares of Common Stock to satisfy all conversion and purchase rights represented by outstanding convertible securities, options and warrants, including this Warrant. The Company covenants and agrees that all shares of Common Stock or other securities, as the case may be, that may be issued upon the exercise of this Warrant shall, upon issuance, be duly and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the purchase and the issuance of the shares, and shall not have any legend or restrictions on resale, except as required by Section 3.2(b) of the Purchase Agreement.

     3.   Exercise Price.

          a. The initial per share exercise price of this Warrant, representing the price per share at which the shares of stock issuable upon exercise of this Warrant may be purchased, is $8.25, subject to adjustment from time to time pursuant to the provisions of Section 6 hereof (the "Exercise Price").
      --------------

          b. At the option of the Registered Owner, the Exercise Price will be reduced to an amount which is equal to the sum of (x) the product of (i) 50% and (ii) the average of the Per Share Market Value for the seven (7) Trading Days immediately following the occurrence of either of the following events (each, a "Reset Event") and (y) the average of the Per
                                -----------
     Share Market Value for the seven (7) Trading Days immediately following the occurrence of such Reset Event:

               (i) The Company issues shares of its Common Stock or options, warrants or other securities convertible or exchangeable therefor (other than Excluded Securities), at a price per share of Common Stock below the Exercise Price then in effect; or

               (ii) If all or any portion of the principal amount of the Debenture (as defined in the Purchase Agreement is outstanding on the first anniversary of the Closing Date.

               (iii) If all or any portion of the principal amount of the Debenture (as defined in the Purchase Agreement) is outstanding on the second anniversary of the Closing Date.

In the case of a Reset Event under (i) above, (a) the Company shall notify the Majority Holders in writing within five (5) Business Days of the date of such event (the "Company Reset Notice") in accordance with Section 6(e), and (b) the
            --------------------
Reset Option will be deemed to be exercised, and the Exercise Price shall be automatically reduced as of the date of such Reset Event unless, within five (5) Business Days after the receipt by the Holder of the Company Reset Notice, the Registered Holder provides the Company with written notification of its decision not to exercise the Reset Option. In the case of a Reset Event under (ii) or
(iii) above, the Conversion Price shall be automatically reduced upon the occurrence of such Reset Event. Notwithstanding the foregoing, in the case of a Reset Event under (ii) above, the Exercise Price shall not be reduced below $4.57, and in the case of a Reset Event under (iii) above, the Exercise Price shall not be reduced below $2.28.

     4. Exercise Period. This Warrant may be exercised from the Closing Date (as defined in the Purchase Agreement) up to and including September 22, 2004 (5 years less 1 day) (the "Exercise Period"). If not exercised during this period,
                        ---------------
this Warrant and all rights granted under this Warrant shall expire and lapse.

     5.   Tender; Issuance of Certificates.

          a. Subject to Section 16 hereof, this Warrant may be exercised, in whole or in part, by (i) actual delivery of (a) the Exercise Price in cash,
     (b) a duly executed Warrant Exercise Form, a copy of which is attached to this Warrant as Exhibit A, properly executed by the Registered Owner, or
                     ---------
     assigns, of this Warrant, and (c) by surrender of this Warrant, or (ii) if the resale of the Warrant Shares by the Registered Owner is not then registered pursuant to an effective registration statement under the Securities Act, delivery to the Company of a written notice of an election to effect a "Cashless Exercise" in accordance with Section 5(b), below, for the Warrant Shares specified in the Warrant Exercise Form. The Warrant Shares so purchased shall be deemed to be issued to the Registered Owner as of the close of business on the date on which this Warrant shall have been surrendered, the completed Warrant Exercise Form shall have been delivered and payment shall have been made for such shares as set forth above. The payment and Warrant Exercise Form must be delivered to the registered office of the Company either in person or as set for in Section 13 hereof.

          b. Commencing one hundred (100) days from the Filing Date (as defined in the Registration Rights Agreement), if, and only if, at the time of exercise of this Warrant, the Warrant Shares are not saleable pursuant to an effective registration statement, other than as allowed in Section 3(r) of the Registration Rights Agreement, then in addition to the exercise of all or a part of this Warrant by payment of the Exercise Price in cash as provided above, and in lieu of such payment, the Registered Owner shall have the right to effect a cashless exercise (a

     "Cashless Exercise"). In the event of a Cashless Exercise the Registered
      ----------------
     Owner may exercise this Warrant in whole or in part by surrendering this Warrant in exchange for the number of shares of Common Stock equal to the product of (x) the number of shares as to which this Warrant is being exercised multiplied by (y) a fraction, the numerator of which is the Per Share Market Value of the Common Stock less the Exercise Price then in effect and the denominator of which is the Per Share Market Value (in each case adjusted for fractional shares as herein provided).

          c. In lieu of physical delivery of the Warrant Shares, provided the Company's transfer agent is participating in the Depositary Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon consent
       ---                                        ----
     of the Registered Owner and in compliance with the provisions hereof, the Company may, at its option, use its best efforts to cause its transfer agent to electronically transmit the Warrant Shares to the Registered Owner by crediting the account of the Registered Owner's Prime Broker with DTC through its Deposit Withdrawal Agent Commission system. The time period for delivery described herein shall apply to the electronic transmittals described in subparagraph (d) below.

          d. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Warrant Exercise Form, and any cash payments due under Section 15 hereof shall be delivered to the Registered Owner within a reasonable time, not exceeding three (3) Business Days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Registered Owner and shall be registered in the name of the Registered Owner or such other name as shall be designated by such Registered Owner. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Registered Owner a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

     6.   Adjustment of Exercise Price.

          a.   Common Stock Dividends; Common Stock Splits; Reverse Common Stock
               -----------------------------------------------------------------
     Splits. If the Company, at any time while this Warrant is outstanding, (a)
     ------
     shall pay a stock dividend on its Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine outstanding shares of Common Stock into a smaller number of shares or (d) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, then the Exercise Price shall be multiplied by a fraction the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and the denominator of which shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this paragraph (6)(a) shall become effective immediately after the record date for the determination of shareholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

          b.   Rights; Options; Warrants or Other Securities. If the Company, at
               ---------------------------------------------
     any time while this Warrant is outstanding, shall issue rights, options, warrants or other securities to all of the holders of Common Stock entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire shares of Common Stock for no consideration or at a price per share less than the Threshold Price, the Exercise Price shall be multiplied by a fraction, the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of additional shares of Common Stock offered for subscription, purchase, conversion, exchange or acquisition and the numerator of which shall be the number of shares of Common

     Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights, options, warrants or other securities plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at the Exercise Price. Such adjustment shall be made whenever such rights, options, warrants or other securities are issued, and shall become effective immediately after the issue date of such rights, options, warrants or other securities. However, upon the expiration of any rights, warrants, options or other securities, the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section 6(b), if any such rights, warrants, options or other securities shall expire and all or any portion thereof shall not have been exercised, the Exercise Price shall immediately upon such expiration be re-computed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of Section 6(h) after the issuance of such rights, warrants, options or other securities) had the adjustment of the Exercise Price made upon the issuance of such rights, warrants, options or other securities been made on the basis of the issuance of only that number of shares of Common Stock (if any) actually purchased upon the exercise of such rights, warrants, options or other securities actually exercised.

          c.   Subscription Rights. If the Company, at any time while this
               -------------------
     Warrant is outstanding, shall distribute to all of the holders of Common Stock evidence of its indebtedness or assets or rights, options, warrants or other security entitling them to subscribe for or purchase, convert to, exchange for or otherwise acquire any security (excluding those referred to in paragraphs 6(a) and (b) above), then in each such case the Exercise Price at which the Warrant shall thereafter be exercisable shall be determined by multiplying the Exercise Price in effect immediately prior to the date of such distribution by a fraction, the denominator of which shall be the Per Share Market Value of Common Stock determined as of the record date mentioned above, and the numerator of which shall be such Per Share Market Value of the Common Stock on such date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors in good faith; provided,
                                                                  --------
     however, that in the event of a distribution exceeding ten percent (10%) of
     -------
     the net assets of the Company, such fair market value shall be determined by an Appraiser selected in good faith by the Registered Owner of the Warrant; and provided, further, that the Company, after receipt of the
                  --------  -------
     determination by such Appraiser shall have the right to select in good faith an additional Appraiser meeting the same qualifications in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately thereafter.

          d.   Rounding. All calculations under this Section 6 shall be made to
               --------
     the nearest cent or the nearest l/l00th of a share, as the case may be.

          e.   Notice of Adjustment. Whenever the Exercise Price is adjusted
               --------------------
     pursuant to paragraphs 3(b) or 6(a), (b), (c) or (h), the Company shall promptly deliver to the Registered Owner a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

          f.   Reclassification, Etc. In the event of any reclassification of
               ---------------------
     the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Registered Owner shall have the right thereafter to convert the shares of Common Stock underlying this Warrant into the securities, cash or property receivable upon or deemed to be held by holders of Common Stock following such reclassification or compulsory share exchange, and the Registered Owner shall be entitled upon such event to receive such amount of securities, cash or property received by a holder of Common Stock in an amount equal to the difference of (i) the amount such holder would have received had he held the number of shares of Common Stock for which this Warrant could have been exercised immediately prior to such reclassification or compulsory share exchange minus (ii) the Exercise Price in effect immediately prior to such date, multiplied by the number of shares of Common Stock for which this Warrant could have been exercised immediately prior to such reclassification or compulsory share exchange.

          g.   Notice of Certain Events. If:
               ------------------------

               (i) the Company shall declare a dividend (or any other distribution) on its Common Stock; or

               (ii) the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

               (iii) the Company shall authorize the granting to the holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

               (iv) the approval of any shareholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

               (v) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be delivered to the Registered Owner, at least 10 Business Days prior to the applicable record or effective date hereinafter specified, a notice (provided such notice shall not include any material non-public information) stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

          h.   Adjustment to Exercise Price. If the Company, at any time while
               ----------------------------
     this Warrant is outstanding, takes any of the actions described in this
     Section 6(h), then, in order to prevent dilution of the rights granted under this Warrant, the Exercise Price will be subject to adjustment from time to time as provided in this Section 6(h); provided, however, that no
                                                    --------  -------
     adjustment to the Conversion Price shall be made pursuant to this Section 6(h) in respect of any action by the Company with respect to which the Conversion Price is adjusted pursuant to Section 3(b) above.

               (i)   Adjustment of Exercise Price upon Issuance of Common Stock.
                     ----------------------------------------------------------
          If at any time while this Warrant is outstanding the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (other than any Excluded Securities) for a consideration per share less than the lower of the Per Share Market Value on the Trading Day immediately prior to the date of issuance or sale and (y) the Exercise Price (such lesser price, the "Threshold Price"), the Exercise Price
                                         ---------------
          then in effect shall be reduced to
          an amount equal to the consideration per share of Common Stock of such issuance or sale. For the purpose of determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

               (A)  Issuance of Options. If at any time while this Warrant is
                    -------------------
          outstanding the Company in any manner grants, issues or sells any rights, options, warrants, options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (other than any Excluded Securities) (such rights, option or warrants being herein called "Options" and
                                                                -------
          such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which
                  ----------------------
          Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Threshold Price, then the Exercise Price shall be adjusted to equal the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities. No adjustment of the Exercise Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

               (B)  Issuance of Convertible Securities. If at any time while
                    ----------------------------------
          this Warrant is outstanding the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange (other than any Excluded Securities) is less than the Threshold Price, then the Exercise Price shall be adjusted to equal the price per share for which Common Stock is issuable upon the conversion or exchange of such Convertible Securities.

               (C)  Change in Option Price or Rate of Conversion. If there is a
                    --------------------------------------------
          change at any time in (i) the purchase price provided for in any Options, (ii) the additional consideration, if any, payable upon the issuance, conversion or exchange of any Convertible Securities or
          (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock, then the Exercise Price in effect at the time of such change shall be readjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that no adjustment shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

               (D)  Effect on Exercise Price of Certain Events. For purposes of
                    ------------------------------------------
          determining the adjusted Exercise Price under this Section 6(h)(i), the following shall be applicable:

                    (I)  Calculation of Consideration Received. If any Common
                         -------------------------------------
               Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company in respect of such securities will be based on the Average Price of such securities on the Trading Day immediately preceding the date of receipt thereof. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities will be determined jointly by the Company and the registered owners of at least 60% of the Underlying Shares and Warrants then outstanding. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of
                                         ---------------
               such consideration will be determined within forty-eight (48) hours of the tenth (10th) day following the Valuation Event by an Appraiser selected in good faith by the Company and agreed upon in good faith by the holders of at least 60% of the Underlying Shares and the Warrants then outstanding. The determination of such Appraiser shall be binding upon all parties absent manifest error.

                    (II)  Integrated Transactions. In case any Option is issued
                          -----------------------
               in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options will be deemed to have been issued for an aggregate consideration of $ .01.

                    (III) Treasury Shares. The number of shares of Common
                          ---------------
               Stock outstanding at any given time does not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issue or sale of Common Stock.

                    (IV)  Record Date. If the Company takes a record of the
                          -----------
               holders of Common Stock for the purpose of entitling them (1) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (2) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                    (V)   Certain Events. If any event that would adversely
                          --------------
               affect the rights of the Registered Owner of this Warrant occurs but is not expressly provided for by Section 6 hereof (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Exercise Price so as to protect the rights of the Registered Owner of this Warrant; provided, however, that no such adjustment will increase the Exercise Price as otherwise determined pursuant to this Section 6(h).

          Notwithstanding the foregoing, in no event shall any provision in this
     Section 6 cause the Exercise Price to be greater than the Exercise Price on the date of issuance of this Warrant.

          i.   Adjustment of Number of Shares. Upon each adjustment of the
               ------------------------------
     Exercise Price as a result of the calculations made in this Section 6, the number of Warrant Shares shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding after such event and the denominator of which shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event.

     7. Restriction on Conversion by Either the Registered Owner or the Company. Notwithstanding anything herein to the contrary, in no event shall any Registered Owner or the Company have the right or be required to exercise this Warrant if as a result of such conversion the aggregate number of shares of Common Stock beneficially owned by such Registered Owner and its Affiliates would exceed 9.99% of the outstanding shares of the Common Stock following such exercise. For purposes of this Section 7, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. The provisions of this Section 7 may be waived by a Registered Owner as to itself (and solely as to itself) upon not less than 65 days prior written notice to the Company, and the provisions of this Section 7 shall continue to apply until such 65th day (or later, if stated in the notice of waiver).

     8. Officer's Certificate. Whenever the number of shares purchasable upon exercise shall be adjusted as required by the provisions of Section 3(b) or
Section 6, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price, number of shares or other securities determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officer's certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. Each such officer's certificate shall be made available at all reasonable times for inspection by any Registered Owner of the Warrants and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the each of the Registered Owners.

     9. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement. As used in this Warrant, the following terms have the following meanings:

     "Affiliate" means, with respect to any Person, any other Person that
      ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings
                  ----------    -----------       ----------
correlative to the foregoing.

     "Appraiser"  shall mean a nationally recognized or major regional
      ---------
investment banking firm or firm of independent certified public accountants of recognized standing.

     "Approved Stock Plan" shall mean any contract, plan or agreement which has
      -------------------
been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer, director or consultant or other person with a business relationship with the Company.

     "Business Day" means any day except Saturday, Sunday and any day which
      ------------
shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

     "Change of Control" has the meaning set forth in Section 4.1 of the
      -----------------
Purchase Agreement.

     "Closing" has the meaning set forth in Section 1.2 of the Purchase
      -------
Agreement.

     "Common Stock" means the shares of the Company's Common Stock, par value
      ------------
$0.01 per share.

     "Company" means Boston Life Sciences, Inc., a Delaware corporation.
      -------

     "Convertible Securities" has the meaning assigned to it in Section
      ----------------------
6(h)(i)(A) hereof.

     "Excluded Securities" means (i) the Debentures, the Warrants and the
      -------------------
Underlying Shares, (ii) shares of Common Stock of the Company, or any options, warrants or other securities convertible or exchangeable therefor, that are issued or deemed to have been issued from time to time in connection with an Approved Stock Plan, (iii) shares of Common Stock of the Company issuable upon the exercise of any options, warrants or other securities convertible or exercisable therefor outstanding on the date hereof and listed in Schedule 2.1(c) of the Purchase Agreement, (iv) shares of Common Stock of the Company, or any options, warrants or other securities convertible or exchangeable therefor, that are issued or deemed to have been issued as consideration for an acquisition by the Company of a division, assets or business (or stock constituting any portion thereof) from another Person, (v) warrants for up to 200,000 shares of Common Stock per year, not exceeding 600,000 shares in the aggregate, provided that the conversion price of any such warrants is above the Per Share Market Value on the date the warrant is issued, (and the Common Stock issued upon exercise thereof) issued after the date hereof by the Company for purposes other than raising capital, (vi) either Common Stock or preferred stock convertible into Common Stock, provided that such stock shall be issued at a
                               --------
price per share of not less than $4.50 in return for proceeds not to exceed the greater of (1) $2,000,000 or (2) the amount expended by the Company in the redemption of the Company's Series C floating preferred stock; provided, further
                                                               --------
however, that (a) such stock shall not be issued prior to December 1, 1999 and resales of such Common Stock (or Common Stock issuable upon conversion of such preferred stock) shall not be registered under the Securities Act prior to April 1, 2000, (b) the purchasers of such Common Stock shall be prohibited from executing short sales of Common Stock under substantially the same terms and conditions as the Purchasers are hereunder, and (c) Brown Simpson shall have a right of first offer with respect to such sale of stock at a price that is not less than the price at which such stock is eventually sold; and provided further
                                                                --------
that if preferred stock is issued, the conversion terms of such preferred stock shall be no more favorable to investors than the conversion terms in the Debenture and (vii) warrants described on Schedule 2.1(m) to the Securities Purchase Agreement.

     "Exercise Period" has the meaning assigned to it the Section 4 hereof.
      ---------------

     "Exercise Price" has the meaning assigned to it in Section 3 hereof.
      --------------

     "Options" has the meaning assigned to it in Section 6(h)(i)(A) hereof.
      -------

     "Per Share Market Value" means on any particular date (i) the closing bid
      ----------------------
price per share of the Common Stock on such date on the Nasdaq Smallcap Market or other registered national stock exchange on which the Common Stock is then listed or if there is no such price on such date, then the closing bid price on such exchange or quotation system on the date nearest preceding such date, or
(ii) if the Common Stock is not listed then on the Nasdaq Smallcap Market or any registered national stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (iii) if the Common Stock is not then publicly traded the fair market value of a share of Common Stock as determined by an Appraiser selected in good faith by the holders of at least 60% of the underlying shares issuable upon exercise of the warrants; provided, however, that the Company, after receipt of the
          --------  -------
determination by such Appraiser, shall have the right to select, in good faith, an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser; and provided, further
                                                              --------  -------
that all determinations of the Per Share Market Value shall be appropriately adjusted for any stock dividends, stock splits or other similar transactions during such period.

     "Purchase Agreement" means that certain Securities Purchase Agreement,
      ------------------
dated September 22, 1999, among the Company and the Purchasers.

     "Purchaser" has the meaning set forth in the Purchase Agreement.
      ---------

     "Registered Owner" means the person identified on the face of this Warrant
      ----------------
as the registered owner hereof or such other person as shown on the records of the Company as being the registered owner of this Warrant or their assigns.

     "Registration Rights Agreement" means that certain Registration Rights
      -----------------------------
Agreement, dated September 22, 1999, among the Company and the Purchasers.

     "Reset Event" has the meaning assigned to it in Section 3(b) hereof.
      -----------

     "Threshold Price" has the meaning set forth in Section 6(h)(i) hereof.
      ---------------

     "Trading Day(s)" means any day on which the primary market on which shares
      --------------
of Common Stock are listed is open for trading.

     "Underlying Shares" has the meaning assigned to it in Section 2.1(d) of the
      -----------------
Purchase Agreement.

     "Warrant(s)" means the warrants issuable at the Closing.
      ----------

     10. NASDAQ Limitation. The Company covenants that if any shares of Common Stock required to be reserved for purposes of conversion of Debentures hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon conversion, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

     If on any date (the "Determination Date") (a) the Common Stock is listed for trading on the Nasdaq Small Cap Market or the Nasdaq National Market, (b) the Exercise Price then in effect is such that the sum of (x) the aggregate number of shares of Common Stock that would then be issuable upon conversion in full of the then outstanding principal amount of the Debentures and exercise in full of the Warrants as if all such Debentures were converted and such warrants were exercised on such Determination Date (without regard to any limitations on conversions) and as payment of interest thereon, and (y) the aggregate number of shares of Common Stock issued to the Purchasers upon any prior conversion of the Debentures or exercise of the Warrants, would equal or exceed 20% of the number of shares of the Common Stock outstanding on the Closing Date (such number of shares as would not equal or exceed such 20% limit, the "Issuable Maximum"), and
                                                         ----------------
(c) the Company shall not have previously obtained the vote of the shareholders of the Company (the "Shareholder Approval"), if any, as may be required by the
                     --------------------
applicable rules and regulations of Nasdaq (or any successor entity) to approve the issuance of shares of Common Stock in excess of the Issuable Maximum in a private placement whereby shares of Common Stock are deemed to have been issued at a price that is less than the greater of book value or fair market value of the Common Stock, then with respect to the number of Warrant Shares the issuance of which would result in an issuance of shares of Common Stock in excess of the Warrant Holder's (a "Holder") pro rata allocation (as described below) of the Issuable Maximum (the "Excess Warrant Shares"), the Company may elect to prepay
                       ---------------------
cash to the Holders in an amount equal to the product of (A) the difference between the Per Share Market Value and the Exercise Price, multiplied by (B) the pro rata allocation of such Holder's Excess Warrant Shares (the "Non-Exercise Payment Amount"). Any such election by the Company must be made in writing to the Holders within five (5) Trading Days after the Determination Date and the payment of such Non-Exercise Prepayment Amount must be made in full to the Holders within ten (10) Business Days after the date such notice is delivered. If the Company does not deliver timely a notice of its election to prepay under this Section or shall, if it shall have delivered such a notice, fail to pay the Non-Exercise Payment Amount hereunder within ten (10) Business Days thereafter, then the holders of at least 60% of the Underlying Shares exercisable upon exercise of the Warrants shall have the option by written notice to the Company, to declare any such notice given by the Company, if given, to be null and void and require the Company to either: (i) use its best efforts to obtain the Shareholder Approval applicable to such issuance as soon as is possible, but in any event not later than the 60th day after such request unless the Company has previously used its best efforts to, but has failed to, obtain such approval

(provided, that if the Company shall fail to obtain the Shareholder Approval during such 60-day period, the Holder may demand the cash payment set forth in
Section 10(ii) herein) or (ii) pay cash to such Holder, within five (5) Business Days of such Holder's notice, in an amount equal to the Non-Exercise Prepayment Amount for such Holder's portion of the Excess Warrant Shares. The payment of the Non- Exercise Prepayment Amount to each Holder pursuant to this Section shall be determined on a pro rata basis upon the number of Underlying Shares issuable upon exercise of the Warrants held by such Holder on the Determination Date which is in excess of the pro rata allocation of the Issuable Maximum. If the Company fails to pay the Non-Exercise Prepayment Amount in full pursuant to this Section within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 20% per annum to the converting Holder, accruing interest daily from the date of exercise until such amount, plus all such interest thereon, if any, is paid in full. Until the Company has received the Shareholder Approval no Holder of the Warrants shall be issued, upon exercise of Warrants, shares of Common Stock in an amount greater than such Holder's allocated portion of the Issuable Maximum pursuant to this Section 10.

     11. Registration Rights. The Company will undertake the registration of the Common Stock into which such Warrants are exercisable at such times and upon such terms pursuant to the provisions of the Registration Rights Agreement.

     12. Reservation of Underlying Shares; Listing. The Company covenants that it will at all times reserve and keep available out of its authorized shares of Common Stock, free from preemptive rights, solely for the purpose of issue upon exercise of the Warrants as herein provided, such number of shares of the Common Stock as shall then be issuable upon the exercise of all outstanding Warrants into Common Stock. The Company covenants that all shares of the Common Stock issued upon exercise of the Warrant which shall be so issuable shall, when issued, be duly and validly issued and fully paid and non-assessable. The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of the Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

     13. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be deemed to have been received
(a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. eastern time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to Boston Life Sciences, Inc., 137 Newbury Street, 8/th/ Floor, Boston, MA 02166, Attn: Joseph Hernon, Chief Financial Officer, fax no. (617) 425-0996 with copies to Steven A. Wilcox, Ropes & Gray, One International Place, Boston, MA 02110, fax: (617) 951-1050 and (ii) if to the Registered Owner to the address set forth on
Schedule I to the Purchase Agreement with copies to Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, New York, New York 10022, Attn: James Kaye, fax no. (212) 872-1002 or such other address as may be designated in writing hereafter, in the same manner, by such person.

     14. Compliance With Governmental Requirements. The Company covenants that if any shares of Common Stock required to be reserved for purposes of exercise of Warrants hereunder require registration with or approval of any governmental authority under any Federal or state law, or any national securities exchange, before such shares may be issued upon exercise, the Company will use its best efforts to cause such shares to be duly registered or approved, as the case may be.

     15. Fractional Shares. Upon any exercise hereunder, the Company shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted make a cash payment in respect of any final fraction of a share based on the Per Share Market Value at such time. If the Company elects not, or is unable, to make such a cash payment, the Registered Owner shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

     16. Payment of Tax Upon Issue of Transfer. The issuance of certificates for shares of the Common Stock upon exercise of the Warrants shall be made without charge to the Registered Owners thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon exercise in a name other than that of the Registered Owner of such Warrant so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     17. Warrants Owned by Company Deemed Not Outstanding. In determining whether the holders of the outstanding Warrants have concurred in any direction, consent or waiver under this Warrant, warrants which are owned by the Company or any other obligor on the warrants or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the warrants shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that any Warrants owned by the Purchasers (as defined in the Purchase Agreement) shall be deemed outstanding for purposes of making such a determination. Warrants so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Company the pledgee's right so to act with respect to such warrants and that the pledgee is not the Company or any other obligor upon the securities or any Affiliate of the Company or any other obligor on the warrants.

     18. Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

     19. No Rights as Stockholder. This Warrant shall not entitle the Registered Owner to any rights as a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive notice of, or to attend, meetings of stockholders or any other proceedings of the Company, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

     20. Certain Actions Prohibited. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

     21. Shareholder Rights Plan. Notwithstanding the foregoing, in the event that the Company shall distribute "poison pill" rights pursuant to a "poison pill" shareholder rights plan (the "Rights"), the Company shall, in lieu of
                                    ------
making any adjustment pursuant to Section 6 hereof, make proper provision so that each Registered Owner who exercises a Warrant after the record date for such distribution and prior to the expiration or redemption of the Rights shall be entitled to receive upon such exercise, in addition to the shares of Common Stock issuable upon such exercise, a number of Rights to be determined as follows: (i) if such exercise occurs on or prior to the date for the distribution to the holders of Rights of separate certificates evidencing such Rights (the "Distribution Date"), the same number of Rights to which a holder of
             -----------------
a number of shares of Common Stock equal to the number of shares of Common Stock issuable upon such exercise at the time of such exercise would be entitled in accordance with the terms and provisions of and applicable to the Rights; and
(ii) if such exercise occurs after the Distribution Date, the same number of Rights to which a holder of the number of shares into which the Warrant to exercised was exercisable immediately prior to the Distribution Date would have been entitled on the Distribution Date in accordance with the terms and provisions of and applicable to the Rights, and in each case subject to the terms and conditions of the Rights.

     22. Successors and Assigns. This Warrant shall be binding upon and inure to the benefit of the Registered Owners and its assigns, and shall be binding upon any entity succeeding to the Company by merger or acquisition of all or substantially all the assets of the Company. The Company may not assign this Warrant or any rights or obligations hereunder without the prior written consent of the holders of at least 60% of the Underlying Shares issuable upon exercise of the Warrants. The Registered Owner may not assign this Warrant without the prior written consent of the Company.

     23. Governing Law. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the nonexclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                              BOSTON LIFE SCIENCES, INC.

                              By:________________________
                              Name:______________________
                              Title:_____________________

                                   EXHIBIT A

                             Warrant Exercise Form
                             ---------------------

TO:  BOSTON LIFE SCIENCES, INC.

     The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of Boston Life Sciences, Inc., pursuant to Warrant No. ___ heretofore issued to ___________________ on ____________,
199__; (2) encloses either (a) a cash payment of $__________ of (b) a Warrant representing _____ shares of Common Stock valued at the Per Share Market Price of $ _____ on ________, 199__, for these shares at a price of $____ per share (as adjusted pursuant to the provisions of the Warrant); and (3) requests that a certificate for the shares be issued in the name of the undersigned and delivered to the undersigned at the address specified below.



          Date:                                   _____________________

          Investor Name:                          _____________________

          Taxpayer Identification Number:         _____________________

          By:                                     _____________________

          Printed Name:                           _____________________

          Title:                                  _____________________

          Address:                                _____________________

                                                  _____________________

                                                  _____________________

          Cashless Exercise (Y or N)    ______




          Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in assignment form below.

AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.